Exhibit 99.2

Fluence Strengthens Executive Leadership Team
to Accelerate Operational Transformation

Siemens and AES veteran executives Axel Meier and Ricardo Roizen appointed Interim CEO and Interim CFO; global operations and transformation executive Marco Boos named Senior Vice President & Chief Customer Success Officer

Board of Directors establishes Manufacturing and Operations Oversight Committee to provide focused oversight of transformation

ARLINGTON, Va., November 2, 2026 – Fluence Energy, Inc. (“Fluence” or the “Company”) (NASDAQ: FLNC) today announced a series of executive leadership changes that mark an important step in the Company’s ongoing operational transformation. These leadership changes add proven experience in financial management, operational transformation, manufacturing, and customer delivery as Fluence works to strengthen production systems and processes, improve execution, and reinforce financial discipline.

“The Board is taking decisive action to strengthen leadership, sharpen accountability, and support Fluence’s long-term success,” said Herman Bulls, Chairman of the Fluence Board of Directors. “We believe Fluence has tremendous potential and a significant market opportunity ahead. We are confident that these leadership changes, together with the additional steps the Board is taking to advance the Company’s transformation, will position Fluence for the future and create lasting value for our employees, customers, and shareholders.”

Fluence enters this next phase with important competitive strengths, including Smartstack™’s differentiated technology, high energy density, and modular architecture, and a record backlog of $6.4 billion, as reported in the Company’s fiscal third-quarter 2026 results. Building on this foundation, the Board and management are focused on improving financial and operational execution, delivering on commitments to customers, strengthening cash generation, and prioritizing sustainable, profitable growth through disciplined pricing and a streamlined cost structure.

Axel Meier Appointed Interim CEO; Ricardo Roizen Appointed Interim CFO

Axel Meier has been appointed Interim Chief Executive Officer, effective immediately, succeeding Julian Nebreda, who has stepped down as President and Chief Executive Officer. Mr. Meier has served on Fluence’s Board of Directors since 2020 and recently retired as Chief Financial Officer of Siemens Smart Infrastructure. He brings more than three decades of experience at Siemens, including senior leadership roles across its infrastructure, industry, and technology businesses. As CFO of Siemens Smart Infrastructure, Mr. Meier helped shape the business into a reliable performer, delivering consistent above-market growth, year-over-year profit margin expansion for 23 consecutive quarters, and disciplined cash conversion.

In addition, Ricardo Roizen has been appointed Interim Chief Financial Officer, effective immediately, succeeding Ahmed Pasha, who has stepped down as Senior Vice President & Chief Financial Officer. Mr. Roizen previously served as Chief Financial Officer of AES Andes and brings more than a decade of financial leadership experience with AES, spanning corporate finance, financial planning, business analysis, and treasury functions.

“Axel and Ricardo understand Fluence, its industry, and the opportunity ahead, and they will work closely with the broader leadership team to bring urgency, rigor, and accountability to the Company’s transformation,” said Mr. Bulls. “On behalf of the Board, I want to thank Julian for his leadership of Fluence. We also wish Ahmed the best and appreciate his service as CFO.”

“I am honored to step into this role at an important time for Fluence,” said Mr. Meier. “The Company has strong technology, talented people, and a compelling position in a growing market. Our mission and priorities are clear: delivering on our commitments to our customers, strengthening execution, and advancing the transformation work already underway across the business. I look forward to working with the entire Fluence team to drive progress in each of these areas.”

Fluence has begun searches for permanent leaders for the Chief Executive Officer and Chief Financial Officer roles.

Bernerd Da Santos to Lead Operational Transformation; Marco Boos Appointed Senior Vice President & Chief Customer Success Officer

Bernerd Da Santos will continue to serve as Chief Operating Officer and will lead the Company’s operational transformation, working closely with Mr. Meier and the executive leadership team. His responsibilities will include execution, supply chain, product development, commercial performance, and customer delivery, with a focus on measurable improvements in operational and financial performance.

Fluence also announced that Marco Boos has been appointed Senior Vice President & Chief Customer Success Officer, effective November 15. Mr. Boos brings more than 25 years of global operations and transformation experience, with senior leadership roles spanning supply chain, manufacturing, and operational performance at Proenergy, Weatherford, ABB, and Siemens. Mr. Boos succeeds John Zahurancik, who has stepped down from the position.

“Marco brings deep experience in manufacturing, operational transformation, and performance improvement, as well as a strong record of delivering for customers. His appointment adds important capabilities to the leadership team,” said Mr. Bulls. “We are grateful to John for his contributions to Fluence.”

Mr. Meier, Mr. Roizen, and Mr. Boos will join Mr. Da Santos; Vincent Mathis, Senior Vice President & Chief Legal and Compliance Officer and Secretary; Jeff Monday, Senior Vice President & Chief Growth Officer; and Roman Loosen, Senior Vice President & Chief Supply Chain and Manufacturing Officer, as part of Fluence’s executive leadership team.

Board Establishes Manufacturing and Operations Oversight Committee

The Fluence Board of Directors has established a new Manufacturing and Operations Oversight Committee to provide focused oversight of the Company’s efforts to strengthen manufacturing performance, operational execution, and customer delivery. The committee reflects the Board’s commitment to disciplined execution and sustained operational improvement.

The board committee will be chaired by Stephan May and will include Stephen Coughlin and Elizabeth Fessenden. Mr. May and Ms. Fessenden bring significant expertise in manufacturing and manufacturing processes, while Mr. Coughlin brings extensive finance leadership experience in the energy industry.

Fluence’s operational transformation is supported by major shareholders Siemens AG and The AES Corporation, whose global experience and capabilities provide important support as the Company moves forward.

Fiscal Year 2026 Earnings Call and 2027 Guidance Timing

The Company will report financial results for fiscal year 2026 after market close on Monday, November 23, followed by a year-end earnings call before market open on Tuesday, November 24 at 8:30 a.m. ET. To participate, analysts are required to register by clicking Fluence Energy Q4 2026 Earnings Call Registration Link. Once registered, analysts will be issued a unique PIN number and dial-in number. Analysts are encouraged to register at least 15 minutes before the scheduled start time.

Other participants are encouraged to join the teleconference in a listen-only mode at: Listen-Only Mode – Webcast Link, or on https://fluenceenergy.com/ by selecting Investors, News & Events, and Events & Presentations. Supplemental materials that may be referenced during the teleconference will be available at: www.fluenceenergy.com, by selecting Investors, News & Events, and Events & Presentations.

A replay of the conference call will be available after 1:00 p.m. ET on November 24. The replay will be available on the Company’s website at https://fluenceenergy.com/ by selecting Investors, News & Events, and Events & Presentations.

Financial guidance for fiscal year 2027 is expected to be provided at a later date.

About Fluence

Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader delivering intelligent energy storage and optimization software for renewables and storage. The Company's solutions and operational services are helping to create a more resilient grid, from powering the next generation of AI-driven data centers to unlocking the full potential of renewable portfolios. With gigawatts of projects successfully contracted, deployed, and under management across nearly 50 markets, the Company is transforming the way we power our world for a more sustainable future.

For more information, visit our website, or follow us on LinkedIn or X. To stay up to date on the latest industry insights, sign up for Fluence's Full Potential Blog.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding the Company’s operational transformation, potential benefits of the executive leadership changes, future market opportunity, future operational or financial execution and performance, future cash flows, ability to create lasting value for employees, customers, and shareholders, competitive strengths, ability to achieve and maintain sustainable, profitable growth, ability to deliver on customer commitments, expectations related to backlog, and any other statements regarding the Company’s business, growth, or future performance and the beliefs, assumptions, prospects, plans, and objectives of management and timing associated therewith. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “may,” “possible,” “will,” “should,” “seeks,” “expects,” “plans,” “anticipates,” “grows,” “could,” “intends,” “targets,” “projects,” “contemplates,” "commits", “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated, and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and other important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the elimination or expiration of government incentives or regulations regarding renewable energy; changes in the global trade environment; fluctuations in order intake and results of operations across fiscal periods; a significant reduction in order volume or loss of significant customers or their inability to perform under contracts; competition for offerings and the ability to attract new customers and retain existing ones; maintaining and enhancing reputation and brand recognition; our ability to manage recent and future growth and the expansion of our business and operations; our ability to attract and retain highly qualified personnel; our growth depending on the success of relationships with third parties; delays, disruptions, and quality control problems in manufacturing operations; risks associated with engineering and construction, utility interconnection, commissioning and installation of energy storage products, cost overruns, and delays; supplier concentration and limited supplier capacity; operating as a global company with a global supply chain; changes in the cost and availability of raw materials and underlying components; lengthy sales and installation cycle for energy storage solutions; quality and quantity of components provided by suppliers; defects, errors, vulnerabilities, and/or bugs in products and technology; events and incidents relating to storage, delivery, installation, operation, maintenance, and shutdowns of products; current and planned foreign operations; failure by contract manufacturers, vendors, and suppliers to use ethical business practices and comply with applicable laws and regulations; actual or threatened health epidemics, pandemics, or similar public health threats; severe weather events; acquisitions made or that may be pursued; our ability to obtain financial assurances for projects; relatively limited operating and revenue history as an independent entity and the nascent clean energy industry; anticipated increases in expenses in the future and our ability to maintain prolonged profitability; the risk that amounts included in the pipeline and contracted backlog may not result in actual revenue or translate into profits; restrictions set forth in current and future credit and debt agreements; our uncertain ability to raise additional capital to execute on business opportunities; fluctuations in currency exchange rates; whether renewable energy technologies are suitable for widespread adoption or if sufficient demand for offerings does not develop or takes longer to develop than anticipated; our estimates on the size of the total addressable market; macroeconomic uncertainty and market conditions; interest rates or a reduction in the availability of tax equity or project debt capital in the global financial markets and corresponding effects on customers’ ability to finance energy storage systems and demand for energy storage solutions; the cost of electricity available from alternative sources; a decline or delay in public acceptance of renewable energy, or increase in the cost of customer projects; increased attention to environmental, social and governance matters; our ability to obtain, maintain, and enforce proper protection for intellectual property, including technology; the threat of lawsuits by third parties alleging intellectual property violations; our having adequate protection for trademarks and trade names; our ability to enforce intellectual property rights; our patent portfolio; our ability to effectively protect data integrity of technology infrastructure, data, and other business systems; the use of open-source software; our failure to comply with third-party license or technology agreements; our inability to license rights to use technologies on reasonable terms; compromises, interruptions, or shutdowns of systems; use of artificial intelligence (“AI”) technologies; potential changes in tax laws or regulations; barriers arising from current electric utility industry policies and regulations and any subsequent changes; environmental, health, and safety laws and potential obligations, liabilities, and costs thereunder; actual or perceived failure to comply with data privacy and data security laws, regulations, industry standards, and other requirements relating to the privacy, security, and processing of personal information; potential future legal proceedings, regulatory disputes, and governmental inquiries; ownership of our Class A common stock; short-seller activists; being a “controlled company” within the meaning of the rules of the Nasdaq Stock Market; conflicts of interest by officers and directors due to positions with our continuing equity owners; relationship with our founders and continuing equity owners; terms of our amended and restated certificate of incorporation and amended and restated bylaws; our dependence on distributions from Fluence Energy, LLC to pay taxes and expenses and Fluence Energy, LLC’s ability to make such distributions may be limited or restricted in certain scenarios; risks arising out of the Tax Receivable Agreement; unanticipated changes in effective tax rates or adverse outcomes resulting from examination of tax returns; risks related to the 2030 Convertible Senior Notes; improper and ineffective internal control over reporting to comply with the Sarbanes-Oxley Act; changes in accounting principles or their applicability; and estimates or judgments relating to critical accounting policies; and other important factors described under Part I, Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 25, 2025, as updated from time to time in our filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

Media Contact
Shayla Ebsen, Director of Communications
Email: media.corporate@fluenceenergy.com

Analyst Contact
Chris Shelton, Vice President of Finance, GID, and IR
Email: investorrelations@fluenceenergy.com